UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

Commission file number: 1-10024

BKF CAPITAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	36-0767530
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

225 N.E. Mizner, Suite 400 Boca Raton, Florida 33432

 (Address of Principal Executive Office) (Zip Code)

(561) 362-4199

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

On February 28, 2012, BKF Capital Group, Inc. (the "Company"), as the owner of 15% of the outstanding shares of Qualstar Corporation, a publicly held company (“Qualstar”), issued a press release containing an open letter to the Shareholders of Qualstar (the “Letter”). The securities of Qualstar trade on the NASDAQ Market under the symbol “QBAK.” The Letter informed the shareholders of Qualstar that BKF Capital intends to withhold its votes for Qualstar’s slate of directors at Qualstar’s Annual Meeting scheduled for March 21, 2012 for the reasons set forth in the Letter. The Letter also urges other shareholders of Qualstar to do the same. A copy of the press release containing the Letter is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibits

99.1 Press Release, dated February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2012

BKF CAPITAL GROUP, INC.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson, President

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